COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

17. COMMITMENTS AND CONTINGENCIES

a)    Operating lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and the United States. Such leases have remaining terms ranging from 1 to 229 months and are renewable upon negotiation. Rental expenses were $5,444,078, $8,618,436 and $9, 603,086 for the years ended December 31, 2011, 2012 and 2013, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2013 were as follows:

Year Ending December 31:	$
2014	3,999,182
2015	2,655,233
2016	1,854,330
2017	1,765,696
Thereafter	4,659,064

Total	14,933,505

b)    Property, plant and equipment purchase commitments

        As of December 31, 2013, short-term commitments for the purchase of property, plant and equipment were $11,635,064.

c)     Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers in the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts.

        Total purchases under the long-term agreements were approximately $190,901,780, $143,109,363 and $213,833,248 during the years ended December 31, 2011, 2012 and 2013, respectively.

        The following is a schedule, by year, of future minimum obligation, using market prices as of December 31, 2013, under all supply agreements as of December 31, 2013:

Year Ending December 31:	$
2014	251,493,929
2015	346,259,757

Total	597,753,686

d)    Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company is required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010. In 2011, the Company did not meet its purchase commitment for the year. The Company believes that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,143,853 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of the loss on the long-term purchase commitments. The Company recorded a loss on firm purchase commitments of $10,610,419, nil and nil for the years ended December 31, 2011, 2012 and 2013, respectively.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The agreement was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862,017 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,408,593 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. The accrued amount of $27,862,017 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro 148.6 million in the notice.

LDK

        In 2007, the Company entered into a three-year agreement with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, under which the Company purchased specified quantities of silicon wafers and LDK converted the Company's reclaimed silicon feedstock into wafers.

        In June 2008, the Company entered into two long-term supply purchase agreements with LDK in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent notice to LDK and announced termination of these two contracts. In July 2010, the Company filed a request for arbitration against LDK with the Shanghai Branch of the China International Economic and Trade Arbitration Commission, or CIETAC Shanghai Branch. In its arbitration request, the Company asked LDK to refund (1) an advance payment of RMB10.0 million that it had made to LDK pursuant to a three-year wafer supply agreement between CSI Cells and LDK entered into in October 2007 and (2) two advance payments totaling RMB50.0 million that CSI Cells had made to LDK pursuant to two ten-year supply agreements between CSI Cells and LDK entered into in June 2008. The first hearing was held in October 2010, during which the Company and LDK exchanged and reviewed the evidence. After the first hearing, LDK counterclaimed against the Company, seeking ((1) forfeiture of the three advance payments totaling RMB60.0 million that CSI Cells had made to LDK pursuant to the October 2007 and June 2008 agreements; (2) compensation of approximately RMB377.0 million or the loss due to the alleged breach of the June 2008 agreements by CSI Cells; (3) a penalty of approximately RMB15.2 million due to the alleged breach of the June 2008 agreements by CSI Cells; and (4) arbitration expenses up to RMB4.7 million. The second hearing was held on March 9, 2011, during which the parties presented arguments to the arbitration commission. The arbitration commission hosted a settlement discussion between the parties on May 13, 2011. In December of 2012, CIETAC Shanghai Branch awarded RMB248.9 million plus RMB2.2 million in arbitration expenses in favor of LDK in relation to the wafer supply contracts the Company entered into with LDK, including RMB60.0 million previously paid deposits. CIETAC Shanghai Branch determined that the Company had no legal grounds to cancel the long-term supply agreements. As of December 31, 2012 and 2013, the Company had provided a full allowance against the advance to LDK of $9,538,172 and $9,840,223, respectively due to the uncertainty of recovery. In December 2012, the Company made a non-cash provision totaling $30.0 million following an arbitration award made against the Company by CIETAC Shanghai Branch in favor of LDK.

        In February 2013, LDK filed for enforcement proceedings against the Company with the Jiangsu Suzhou Intermediate People's Court, or the Suzhou Intermediate Court. In May 2013, the Suzhou Intermediate Court dismissed a request by LDK to enforce this arbitration award, after which LDK initiated additional proceedings against the Company in the Xinyu Intermediate People's Court, Jiangxi Province, or the Xinyu Intermediate Court, claiming that the Company's rights to the initial deposits had been forfeited. Accordingly, the Company reversed the provision of $30.0 million in the first quarter of 2013. On November 29, 2013, the Suzhou Intermediate Court vacated its decision of May 2013, or the May Decision, to dismiss a request by LDK, to enforce an arbitration award against the Company made by the former Shanghai branch of the China International Economic and Trade Arbitration Commission in favor of LDK in the amount of RMB248.9 million ($41.1 million) relating to certain wafer supply contracts entered into between the Company and LDK in October 2007 and June 2008, and ruled that the case be re-adjudicated. This decision followed a request for re-adjudication issued by the Jiangsu Provincial High Court, which reviewed the May Decision and ordered the Suzhou Intermediate Court to retry the case on the grounds that its May Decision was based on insufficient legal grounds. The Company expects the Suzhou Intermediate Court to retry this case in May 2014. If the Suzhou Intermediate Court reverses the May Decision, the Company may be liable for a payment of RMB191.2 million ($31.6 million) to LDK. The Company has not made a provision for this amount. Xinyu Intermediate Court, on October 18, 2013, postponed a related proceeding demanding the Company forfeit deposits of RMB25 million and RMB35 million paid to LDK in conjunction with the 2007 and 2008 supply contracts. The Xinyu Intermediate Court suspended its proceedings pending the outcome of the Suzhou Intermediate Court's re-examination of the May Decision.

        In March 2014, LDK filed an application for arbitration with the China International Economic and Trade Arbitration Commission, or CIETAC, in Shanghai, seeking (1) compensation of RMB530.0 million ($87.5 million) for economic losses (including losses of potential profits) caused by the alleged breach of the June 2008 agreements; (2) attorney fees of RMB1.2 million ($0.2 million); and (3) arbitration expenses. CIETAC sent the Notice of Arbitration to the Company on April 8, 2014 to which the Company plans to make a timely response. The claims stated in the new application for arbitration overlap with the previous action that CIETAC Shanghai Branch has already decided upon, and which the Suzhou Intermediate Court refused to enforce. The Company believes that it will succeed in persuading CIETAC to postpone consideration of the new application for arbitration until the Suzhou Intermediate Court issues its decision.

        The Company disputes the merits of the proceedings brought against it by LDK and will defend itself vigorously against these claims. No provision has been provided as of December 31, 2013.

Class Action Lawsuits

        Following the two subpoenas from the SEC in 2010, six class action lawsuits were filed in the United States District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the United States District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that the Company's financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 29, 2013, the Court dismissed with prejudice a class action lawsuit filed against us and certain named defendants alleging that our financial disclosures during 2009 and early 2010 were false or misleading and in violation of federal securities law. The court found that the plaintiffs failed to adequately allege a securities law violation and granted the Company's motion to dismiss all claims against all defendants with prejudice. On December 20, 2013, the United States Court of Appeals for the Second Circuit affirmed the district court's order dismissing such class action lawsuit.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that the Company's financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the Canada Business Corporations Act, Part XXIII.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company's motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company's appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company's application for leave to appeal the order of the Ontario Court of Appeal. The plaintiff's motions for class certification and leave to assert the statutory cause of action under the Ontario Securities Act were served in January 2013 and initially scheduled for argument in the Ontario Superior Court of Justice in June 2013.However, the plaintiff's motions were adjourned in view of the plaintiff's decision to seek an order compelling the Company to file additional evidence on the motions. On July 29, 2013 the Court dismissed the plaintiff's motion to compel evidence. On September 24, 2013 the plaintiff's application for leave to appeal from the July 29 order was dismissed. The plaintiff has yet to apply for new court dates for the argument of its motions. The plaintiff's motions have now been scheduled for hearing in July 2014. The Company believes the Ontario action is without merit and the Company is defending it vigorously.

Countervailing and anti-dumping duties

        In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose anti-dumping and countervailing duties on CSPV cells imported from China. The USDOC and the USITC investigated the validity of these claims. The Company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliated U.S. operations that import the subject goods from China.

        On October 9, 2012, the USDOC issued final affirmative determinations in the anti-dumping and countervailing duty investigations. On November 7, 2012, the USITC ruled that imports of CSPV cells had caused material injury to the U.S. CSPV industry. As a result of these rulings, the Company is required to pay cash deposits on CSPV cells imported into the U.S. from China, whether alone or incorporated into modules. The announced cash deposit rates applicable to the Company were 13.94% (anti-dumping duty) and 15.24% (countervailing duty). The Company paid all cash deposits due as a result of these determinations. The rates at which duties will be assessed and payable is subject to ongoing administrative reviews pursuant to a request by SolarWorld AG and may differ from the announced deposit rates. These duties could materially and adversely affect the Company's affiliated U.S. import operations and increase the Company's cost of selling into the United States, thus adversely affecting the Company's export sales to the United States, which is one of the Company's growing markets. A number of parties have challenged rulings of the USDOC and the USITC in appeals to the U.S. Court of International Trade. Decisions on those appeals are not expected before the end of 2014.

        On December 31, 2013, the U.S. unit of SolarWorld AG filed a new trade action at the USDOC and the USITC accusing Chinese producers of certain CSPV cells and modules of dumping their products into the United States and of receiving countervailable subsidies from the Chinese authorities. This trade action also accuses Taiwanese producers of certain CSPV cells and modules of dumping their products into the United States. Excluded from these new actions are those Chinese-origin solar products covered by the 2012 rulings detailed in the prior paragraphs. The USDOC and the USITC are investigating the validity of these claims. The USITC completed its preliminary phase investigation on February 14, 2014, and the USDOC's preliminary phase investigations are ongoing, with decisions currently expected in June. The Company was identified as one of a number of Chinese producers exporting subject goods to the U.S. market. The Company also has affiliated U.S. operations that import goods subject to these new investigations.

        On September 6, 2012, following a complaint lodged by EU ProSun, an ad-hoc industry association including SolarWorld AG, the European Commission initiated an anti-dumping investigation concerning imports into the EU of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these products. In each investigation, the Company was identified as one of a number of Chinese exporting producers of these products to the EU market. The Company also has affiliated EU operations that import these products from China.

        Definitive anti-dumping duties and definitive countervailing measures were imposed on December 6, 2013. However, under the terms of an undertaking entered into with the European Commission, duties are not payable on the Company's products sold into the EU, so long as the Company respects a volume ceiling and minimum price arrangement set forth in that undertaking and until the measures expire or the European Commission withdraws the undertaking.

        In November 2012, India initiated an anti-dumping investigation on imported solar products from China, Taiwan, the United States and Malaysia. The scope of the Indian complaint includes thin-film and CSPV cells and modules, as well as "glass and other suitable substrates." The period of investigation is from January 1, 2011 to June 30, 2012. The Company completed and submitted a "sampling questionnaire" and was chosen by the Indian authorities to be a sampled company. The Company submitted the data and its submitted data was subject to on-site verification by the Indian authorities from March 22, 2014 to March 26, 2014. The last stage of the investigation is the issuance of the final findings, which are due by the end of May 2014. This document will set forth its conclusions on product, dumping, injury and causal link, along with recommendations for any anti-dumping duties.